Exhibit 10.2

AMENDMENT AND RENEWAL OF SERVICE CONTRACT

NORTHEAST UTILITIES SERVICE COMPANY AND

____________________________________

This Amendment and Renewal of Service Contract (“”Agreement”) is made and entered into as of the 31st of December 2006, by and between Northeast Utilities Service Company (“Service Company”) and _________________________ (“Associate Company”).

WHEREAS, under the terms of the Service Contract by and between Service Company and Associate Company, Service Company is willing to render certain services to Associate Company at cost, determined in accordance with the applicable rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the Public Utility Holding Company Act of 1935 (the “35 Act”); and

WHEREAS, the 35 Act was repealed in 2006, and jurisdiction over certain of Service Company’s activities was transferred from the SEC to the Federal Energy Regulatory Commission (“FERC”) under the Federal Power Act, as amended (the “Act”), including the provision of services for affiliated companies at cost; and

WHEREAS, the Service Contract between Service Company and Associate Company expires as of December 31, 2006; and

WHEREAS, both parties deem it to be in the their best interests to renew the Service Contract for an additional period of one year on the same terms and conditions and in accordance with the requirements of FERC.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, it is agreed as follows:

1.

Amendment of Service Contract.  The Service Contract between Service Company and Associate Company is hereby amended as follows:

(a)

All references to the “Act” in the Service Contract and attachments shall be deemed to refer to the Federal Power Act.

(b)

The reference to the “SEC” in Section 4 of the Service Contract shall be deleted and replaced with “FERC.”

(c)

The phrase “Rule 91 of the SEC” contained in Section 3 of the Service Contract and on Appendix A shall be replaced with the phrase “applicable rules and requirements of FERC.”

2.

Renewal of Service Contract.  (a) The Service Contract between Service Company and Associate Company, as heretofore amended, is hereby renewed as of January 1, 2007, for a period of one year.

(b) Except as modified and amended by this Agreement, all terms and conditions of the Service Contract shall continue in full force and effect during such renewal period.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

[COMPANY NAME]

Attest:	By: _________________________________
Name:
Title:
______________________________
Secretary